UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 8, 2010
QUESTCOR PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

California (State or Other Jurisdiction of Incorporation)	001-14758 (Commission File Number)	33-0476164 (I.R.S. Employer Identification No.)

3260 Whipple Road Union City, California (Address of Principal Executive Offices)	94587 (Zip Code)
Registrant’s telephone number, including area code: (510) 400-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
     On September 8, 2010, Questcor Pharmaceuticals, Inc. (the “Company”) issued a press release regarding its supplemental new drug application for H.P. Acthar® Gel (repository corticotropin injection). The press release also provided certain interim financial information for the Company’s third fiscal quarter.
     The Company has scheduled a conference call for Thursday, September 9, 2010 at 9:00 a.m. Eastern Time, 6:00 a.m. Pacific Time, to discuss these recent developments, as set forth below and in the press release.

Date:	Thursday, September 9, 2010
Time:	9:00 a.m. ET / 6:00 a.m. PT
Dial-in (U.S.):	877-941-8632
Dial-in (International):	480-629-9820
Web cast:	http://ir.questcor.com/
     A copy of the press release is filed as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit No.	Description
99.1	Questcor Pharmaceuticals, Inc. press release dated September 8, 2010.

SIGNATURES
     Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2010	QUESTCOR PHARMACEUTICALS, INC.
	By:	/s/ Gary M. Sawka
Gary M. Sawka
Senior Vice President, Finance, and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Questcor Pharmaceuticals, Inc. press release dated September 8, 2010.